_________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): June 26, 1998


 CWABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as
       of June 1, 1998, providing for the issuance of the CWABS, INC.,
             Mortgage Pass-Through Certificates, Series 1998-13).


                                 CWABS, INC.
                                 -----------
            (Exact name of registrant as specified in its charter)


     Delaware                            333-37539           95-4596514
---------------                        ------------          -----------
(State or Other Jurisdiction            (Commission          (I.R.S. Employer
     of Incorporation)                   File Number)      Identification No.)



  4500 Park Granada
  Calabasas, California                                        91302
-------------------------                                   ----------
  (Address of Principal                                     (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   ----- --------
_________________________________________________________________





Item 5.   Other Events.
----      ------------

Filing of Computational Materials
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1998-13.

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 1998-13, Credit Suisse First Boston Corporation ("CSFB"), as underwriter of the CSFB Underwritten Certificates, has prepared certain materials (the "CSFB Computational Materials") for distribution to its potential investors. PaineWebber Incorporated ("PWI"), as underwriter of the PaineWebber Underwritten Certificates, has prepared certain materials (the "PWI Computational Materials") for distribution to their potential investors. Although the Company provided CSFB and PWI with certain information regarding the characteristics of the Mortgage
Loans in the related portfolio, the Company did not participate in the preparation of the CSFB Computational Materials or the PWI Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity;
cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The CSFB Computational Materials, listed as Exhibit
99.1 hereto and the PWI Computational Materials, listed as Exhibit 99.2 hereto are filed on Form SE dated June 26, 1998.















-------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated June 25, 1998 and the prospectus supplement dated June 25, 1998, of CWABS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1998-13.





Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 CSFB Computational Materials.
          filed on Form SE dated June 26, 1998.

     99.2 PWI Computational Materials.
          filed on Form SE dated June 26, 1998.













                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CWABS, INC.



                              By: /s/ David Walker
                                  ---------------------------
                                  David Walker
                                  Vice President



Dated:  June 26, 1998






Exhibit Index
-------------


Exhibit                                                                Page
-------                                                                ----

99.1      CSFB Computational Materials
          filed on Form SE dated June 26, 1998.

     99.2 PWI Computational Materials.
          filed on Form SE dated June 26, 1998.













                               BROWN & WOOD LLP
                            One World Trade Center
                          New York, New York  10048
                          Telephone:  (212) 839-5300
                          Facsimile:  (212) 839-5599






                                        June 26, 1998


BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


          Re:  CWABS, Inc. Mortgage Pass-Through Certificates,
               Series 1998-13
               ------------------------------------------------



Ladies and Gentlemen:

     On behalf of CWABS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

     Pursuant to a continuing hardship exemption letter dated November 6, 1996, as provided in Rule 202 of Regulation S-T, Exhibits 99.1 and 99.2 will be filed on June 29, 1998 in paper on Form SE.




                                        Very truly yours,

                                        /s/ Amy Sunshine

                                        Amy Sunshine


Enclosure